UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                                --------------

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 10, 2010

                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       1-2257                        13-1394750
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(State or other jurisdiction        (Commission                (I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)


                   26 Pearl Street, Norwalk, CT  06850-1647
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             (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321



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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements fo Certain Officers.

     (b) On June 10, 2010, the Registrant accepted the letter of resignation of Mr. Gene F. Jankowski, effective immediately, as a Director and Chairman of the Board of Directors of the Registrant. Mr. Jankowski's current term would have expired in 2010. His decision to resign was not due to any disagreement with the Registrant. On June 10, 2010, the Board of Directors unanimously elected Director Mr. Glenn J. Angiolillo Chairman of the Board to replace Mr. Jankowski.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:



                                            TRANS-LUX CORPORATION



                                            by:   /s/ Angela D. Toppi
                                               -----------------------------
                                               Angela D. Toppi
                                               Executive Vice President
                                               and Chief Financial Officer


                                            by:   /s/ Todd Dupee
                                               -----------------------------
                                               Todd Dupee
                                               Vice President and Controller

Dated:  June 14, 2010